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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 29, 1995

                           -------------------------

                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                        1-5664                 53-0085950
(STATE OR OTHER JURISDICTION       (COMMISSION FILE         (I.R.S. EMPLOYER
OF INCORPORATION)                       NUMBER)           IDENTIFICATION NUMBER)


                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPLE EXECUTIVE OFFICES) (ZIP CODE)

                           -------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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                                   FORM 8-K

ITEM 2.  DISTRIBUTION OF THE OPERATING GROUP

     On January 2, 1996, the Registrant announced that on December 29, 1995 it completed the distribution of its Operating Group to its shareholders through a special dividend. As a result of the Special Dividend, shareholders of record on December 22, 1995 are receiving one share of Host Marriott Services Corporation stock for every five common shares they own in the Registrant. A copy of the news release announcing the special dividend is attached as an exhibit to this current report.

ITEM 5. OTHER EVENTS

     During the fourth quarter of 1995, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." The adoption of SFAS No. 121 required a charge against current operating results of approximately $47 million before taxes for the impairment of certain of the leasehold improvement assets of Host Marriott Services.

     Additionally, during the fourth quarter of 1995, Host Marriott Services Corporation recorded a $15 million pretax restructuring charge for the restructuring of its business processes. Most of these expenditures, primarily severance payments, will be incurred by Host Marriott Services in the first half of 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b) Financial Statements of Host Marriott Corporation to reflect Host Marriott Services Corporation as discontinued operations:

                                                                        Page
                                                                        ----

     Consolidated Statements of Operations for each of the
     three fiscal years in the period ended December 30, 1994.            3


     The Consolidated Statement of Operations for the thirty-six weeks ended September 8, 1995 and the consolidated Balance Sheet as of September 8, 1995 were previously filed in the Registrant's Quarterly Report on Form 10-Q dated October 23, 1995.

     (c) Exhibits


      2.1 Distribution Agreement dated December 22, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation.

      2.2 Amendment No 1 to the Distribution Agreement dated September 15, 1993 by and among Host Marriott Corporation, Host Marriott Services Corporation and Marriott International, Inc.

      4.1 First Supplemental Warrant Agreement dated December 22, 1995 by and between Host Marriott Corporation, Host Marriott Services Corporation and First Chicago Trust Company of New York, as Warrant Agent.

      4.2 Irrevocable Trust Agreement dated as of December 21, 1995 between Host Marriott Corporation and The First National Bank of Chicago, as Trustee.

      4.3 Redemption Agent Agreement dated December 7, 1995 between Host Marriott Corporation and First Chicago Trust Company of New York, as Agent.

      99.1    News Release dated January 2, 1996.

      99.2 Transitional Corporate Services Agreement dated December 29, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation.

      99.3 Amendment No. 1 to the Noncompetition Agreement dated October 8, 1993 by and between Host Marriott Corporation and Marriott International, Inc.

      99.4 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 29, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation.

      99.5 Tax Sharing Agreement dated as of December 29, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation.

      99.6 Assignment and Assumption Agreement dated December 28, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation.

      99.7 Corporate Services Letter Agreement dated December 28, 1995 by and between Marriott International, Inc. and Host Marriott Corporation.

      99.8 Termination Agreement dated as of December 29, 1995 among Host Marriott Services Corporation, Host Marriott Corporation and Host Marriott International, Inc.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOST MARRIOTT CORPORATION

                                       By: /s/ CHRISTOPHER G. TOWNSEND
                                           -----------------------------------
                                           Christopher G. Townsend
                                           Senior Vice President and Secretary

Date:  January 16, 1996


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                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

           FISCAL YEARS ENDED DECEMBER 30, 1994 AND DECEMBER 31, 1993
                 (IN MILLIONS, EXCEPT PER COMMON SHARE AMOUNTS)

                                                                   1994   1993
                                                                   -----  -----
REVENUES
  Hotels.........................................................  $ 338  $ 603
  Senior living communities (including Marriott International lease payments of $14 million and $5 million in 1994 and 1993,
   respectively) ................................................     14     67
  Net gains (losses) on property transactions....................      6     (1)
  Equity in earnings (losses) of affiliates......................    --     (27)
  Other..........................................................     22     17
                                                                   -----  -----
      Total revenues.............................................    380    659
                                                                   -----  -----
OPERATING COSTS AND EXPENSES
  Hotels (including Marriott International management fees of $41
   million and $5 million, respectively..........................    198    495
  Senior living communities......................................      5     58
  Other..........................................................     25     14
                                                                   -----  -----
      Total operating costs and expenses.........................    228    567
                                                                   -----  -----
Operating profit before corporate expenses, interest and profit
 from distributed operations.....................................    152     92
Corporate expenses...............................................    (32)   (37)
Interest expense.................................................   (165)  (164)
Interest income..................................................     29     26
Profit from operations distributed to Marriott International.....    --     211
                                                                   -----  -----
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES.....    (16)   128
Benefit (provision) for income taxes.............................      3    (72)
                                                                   -----  -----
INCOME (LOSS) FROM CONTINUING OPERATIONS ........................    (13)    56
Loss from discontinued operations (net of income taxes of $1
 million in 1994 and 1993, respectively).........................     (6)    (4)
                                                                   -----  -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM AND CUMULATIVE EFFECT OF
 CHANGES IN ACCOUNTING PRINCIPLES................................    (19)    52
Extraordinary item--Loss on extinguishment of debt (net of income
 tax benefit of $3 million in 1994 and $3 million in 1993).......     (6)    (4)
Cumulative effect of a change in accounting for income taxes.....    --      34
Cumulative effect of a change in accounting for assets held for
 sale (net of income taxes of $22 million).......................    --     (32)
                                                                   -----  -----
NET INCOME (LOSS)................................................    (25)    50
Dividends on preferred stock.....................................    --      (8)
                                                                   -----  -----
NET INCOME (LOSS) AVAILABLE FOR COMMON STOCK.....................  $ (25) $  42
                                                                   =====  =====
EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS............................................  $(.09) $ .39
Discontinued operations (net of income taxes)....................   (.04)  (.03)
Extraordinary item--Loss on extinguishment of debt (net of income
 taxes)..........................................................   (.04)  (.03)
Cumulative effect of a change in accounting for income taxes.....    --     .28
Cumulative effect of a change in accounting for assets held for
 sale (net of income taxes)......................................    --    (.26)
                                                                   -----  -----
NET INCOME (LOSS)................................................  $(.17) $ .35
                                                                   =====  =====


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

                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS

                       FISCAL YEAR ENDED JANUARY 1, 1993
                 (IN MILLIONS, EXCEPT PER COMMON SHARE AMOUNTS)

                                                                         1992
                                                                        ------
SALES
  Lodging.............................................................. $4,547
  Contract Services....................................................  3,255
  Equity in losses of affiliates.......................................    (24)
                                                                        ------
                                                                         7,778
                                                                        ------
OPERATING COSTS AND EXPENSES
  Lodging..............................................................  4,214
  Contract Services....................................................  3,158
                                                                        ------
                                                                         7,372
                                                                        ------
OPERATING PROFIT (LOSS)
  Lodging..............................................................    333
  Contract Services....................................................     97
  Other................................................................    (24)
                                                                        ------
  Operating profit before corporate expenses and interest..............    406
Corporate expenses, (including restructuring charges of $21 million)...   (102)
Interest expense.......................................................   (200)
Interest income........................................................     31
                                                                        ------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES..................    135
Provision for income taxes.............................................    (60)
                                                                        ------
INCOME FROM CONTINUING OPERATIONS......................................     75
Income from discontinued operations (net of income taxes of $5
 million)..............................................................     10
                                                                        ------
NET INCOME.............................................................     85
Dividends on preferred stock...........................................    (17)
                                                                        ------
NET INCOME AVAILABLE FOR COMMON STOCK.................................. $   68
                                                                        ======
EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS.................................................. $  .55
Discontinued operations (net of income taxes)..........................    .09
                                                                        ------
NET INCOME............................................................. $  .64
                                                                        ======


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